UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A (amended)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 18, 2004

World Wide Web, Inc.

(Exact name of registrant as specified in its charter)

Nevada

State or other jurisdiction of incorporation or organization

000-3317

Commission File No.

88-0440630

(I.R.S. Employer Identification No.

4850 W. Flamingo Rd. #23 Las Vegas Nevada 89103

(Address of principal executive offices)

Registrant's telephone number, including area code: (702)-325-7700

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding World Wide Web’s guidance on future financial results and other projections or measures of future performance of World Wide Web; the amount and timing of the benefits expected from strategic initiatives and acquisitions or from deployment of new or updated technologies, products, services or applications; and other potential sources of additional revenue. These statements are based on World Wide Web’s current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of World Wide Web’s products and services; operational difficulties relating to combining acquired companies and businesses; World Wide Web’s ability to form and maintain mutually beneficial relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the Internet and information technology; and the ability of World Wide Web to attract and retain qualified personnel. Further information about these matters can be found in World Wide Web’s other Securities and Exchange Commission filings. World Wide Web expressly disclaims any intent or obligation to update these forward-looking statements.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective August 16, 2004, Worldwide Web, Inc., (the "Company") and CityCaps, a private Company operating in the People’s Republic of China, entered into a Acquisition Agreement (“Agreement”) relating to the acquisition of CityCaps by the Company such that CityCaps becomes a wholly owned subsidiary thereof.  In this Agreement, the parties agree to the issuance of 8,000,000 restricted shares of common stock of the Company to the shareholders of  CityCaps as consideration for 100% equity ownership and control.

The summary of certain provisions of the Agreement set forth above is qualified in its entirety by reference to the specific terms and provisions of the Agreement, a copy of which is attached to the *-K as filed by the Issuer on August 16, 2004, as Exhibit 99.1 and incorporated herein by reference.

 ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired including:

1.

CityCaps Information Technology Co., Ltd. Consolidated Balance Sheet as Of June 30, 2004

2.

CityCaps Information Technology Co., Ltd. Consolidated Statement of Income and Other Comprehensive Income for the Period From Inception (January 1, 2004) to June 30, 2004

3.

CityCaps Information Technology Co., Ltd. Consolidated Statement of Shareholders' Equity for the Period From Inception (January 1, 2004) to June 30, 2004

(b)

Pro forma financial information including:

1.

World Wide Web, Inc. (NV) Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004

2.

World Wide Web, Inc. (NV) Pro Forma Condensed Consolidated Statement Of Operations For The Six Months Ended June 30, 2004

3.

CityCaps Information Technology Co., Ltd  Consolidated Statement of Cash Flows From Inception (January 1, 2004) to June 30, 2004

(c)

 EXHIBITS.

The following exhibits are incorporated by reference:

Exhibit No.

Description of Exhibit

2.1*

Acquisition Agreement dated August 16, 2004. (incorporated by reference to prior filing 8-K filing.

*

The exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the SEC upon request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to  be signed by the undersigned hereunto duly authorized.

Date: October 25, 2004

World Wide Web, Inc.

/s/Herb Sider

Herb Sider, PRESIDENT